SCHEDULE OF ACCRUALS AND OTHER CURRENT LIABILITIES (Details) $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 HKD ($)	Dec. 31, 2024 HKD ($)
Payables and Accruals [Abstract]
Accrued payroll and welfare expenses	$ 30	$ 231,000	$ 194,000
Withholding tax payable	96	746,000	746,000
Accrued audit fee	151	1,180,000	876,000
Deferred government subsidies	87	677,000	677,000
Other accruals and payables	87	676,000	193,000
Total	$ 451	$ 3,510,000	$ 2,686,000